Exhibit 99.1

SUPPLEMENTAL FINANCIAL INFORMATION

JUNE 30, 2016

Cedar Realty Trust, Inc.

44 South Bayles Avenue

Port Washington, NY 11050-3765

Tel: (516) 767-6492 Fax: (516) 767-6497

www.cedarrealtytrust.com

CEDAR REALTY TRUST, INC.

Supplemental Financial Information

June 30, 2016

(unaudited)

TABLE OF CONTENTS

Earnings Press Release	4 - 6

Financial Information
Condensed Consolidated Balance Sheets	7
Condensed Consolidated Statements of Operations	8
Supporting Schedules to Consolidated Statements	9
Funds From Operations and Additional Disclosures	10
Earnings Before Interest, Taxes, Depreciation and Amortization	11
Summary of Outstanding Debt	12
Summary of Debt Maturities	13

Portfolio Information
Real Estate Summary	14 - 16
Leasing Activity	17
Tenant Concentration	18
Lease Expirations	19
Same-Property Net Operating Income	20
2016 Acquisitions and Dispositions	21

Non-GAAP Financial Disclosures	22

Forward-Looking Statements

The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). In addition, certain statements made or incorporated by reference herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, involve known and unknown risks, uncertainties and other factors which may cause actual results, performance and outcomes to differ materially from those expressed or implied in forward-looking statements. Factors which could cause actual results to differ materially from current expectations include, among others: adverse general economic conditions in the United States and uncertainty in the credit and retail markets; financing risks, such as the inability to obtain new financing or refinancing on favorable terms as the result of market volatility or instability; risks related to the market for retail space generally, including reductions in consumer spending, variability in retailer demand for leased space, tenant bankruptcies, adverse impact of internet sales demand, ongoing consolidation in the retail sector and changes in economic conditions and consumer confidence; risks endemic to real estate and the real estate industry generally; the impact of the Company’s level of indebtedness on operating performance; inability of tenants to meet their rent and other lease obligations; adverse impact of new technology and e-commerce developments on the Company’s tenants; competitive risk; risks related to the geographic concentration of the Company’s properties in the Washington D.C. to Boston corridor; the effects of natural and other disasters; and the inability of the Company to realize anticipated returns from its redevelopment activities. Please refer to the documents filed by Cedar Realty Trust, Inc. with the SEC, specifically the Company’s most recent Annual Report on Form 10-K, as it may be updated or supplemented in the Company’s Quarterly Reports on Form 10-Q and the Company’s other filings with the SEC, which identify additional risk factors that could cause actual results to differ from those contained in forward-looking statements.

CEDAR REALTY TRUST REPORTS

SECOND QUARTER 2016 RESULTS

Port Washington, New York – August 4, 2016 – Cedar Realty Trust, Inc. (NYSE:CDR – the “Company”) today reported results for the second quarter ended June 30, 2016. Net income attributable to common shareholders was $0.01 per diluted share compared with $0.02 per diluted share for the comparable 2015 period. Other highlights include:

Highlights

•	NAREIT-defined funds from operations (FFO) of $0.14 per diluted share
•	Operating funds from operations (Operating FFO) of $0.15 per diluted share
•	Same-property net operating income (NOI) increased 1.5%
•	Signed 33 new and renewal leases for 137,800 square feet
•	Comparable cash-basis lease spreads of 8.4%
•	Total portfolio 91.2% leased and same-property portfolio 91.6% leased at quarter-end

Previously-Announced and Subsequent Events

•	On April 26, 2016, the Company closed on a $100.0 million seven-year unsecured term loan with proceeds to be drawn by October 26, 2016
•	On May 3, 2016, the Company refinanced its existing $40.3 million mortgage loan payable secured by Franklin Village Plaza with a new $50.0 million mortgage loan payable maturing on June 1, 2026
•	On May 4, 2016, the Company acquired Glenwood Village located in Bloomfield, New Jersey for $19.5 million
•

On August 1, 2016, the Company completed a public offering of 5,750,000 shares of its common stock on a forward basis, which is initially expected to result in net proceeds of approximately $44.2 million

“Our recently completed forward common share offering along with our undrawn $100 million unsecured term loan not only strengthens our balance sheet but also provides us support and flexibility to continue advancing our capital migration and redevelopment efforts to build a leading shopping center REIT,” commented Bruce Schanzer, CEO.

Financial Results

Net income attributable to common shareholders for the second quarter of 2016 was $1.3 million or $0.01 per diluted share, compared to $1.9 million or $0.02 per diluted share for the same period in 2015. Net loss attributable to common shareholders for the six months ended June 30, 2016 was ($0.7 million) or ($0.01) per diluted share, compared to net income of $1.8 million or $0.02 per diluted share for the same period in 2015.

NAREIT-defined FFO for the second quarter of 2016 was $12.1 million or $0.14 per diluted share, compared to $11.6 million or $0.14 per diluted share for the same period in 2015. NAREIT-defined FFO for the six months ended June 30, 2016 was $19.5 million or $0.23 per diluted share, compared to $21.6 million or $0.25 per diluted share for the same period in 2015. Operating FFO for the second quarter of 2016 was $12.6 million or $0.15 per diluted share, compared to $11.6 million or $0.14 per diluted share for the same period in 2015. Operating FFO for the six months ended June 30, 2016 was $24.6 million or $0.29 per diluted share, compared to $22.2 million or $0.26 per diluted share for the same period in 2015. The principal differences between Operating FFO and FFO are acquisition costs, redevelopment costs and management transition costs.

Portfolio Results

Same-property NOI for the second quarter of 2016 increased 1.5% excluding redevelopments and 0.6% including redevelopments, compared to the same period in 2015.

During the second quarter of 2016, the Company signed 33 leases for 137,800 square feet. On a comparable space basis, the Company leased 131,600 square feet at a positive lease spread of 8.4% on a cash basis (new leases increased 24.9% and renewals increased 6.5%). During the six months ended June 30, 2016, the Company signed 97 leases for 483,700 square feet. On a comparable space basis, the Company leased 451,000 square feet at a positive lease spread of 8.4% on a cash basis (new leases increased 7.0% and renewals increased 8.5%).

The Company’s total portfolio, excluding properties held for sale, was 91.2% leased at June 30, 2016, compared to 91.6% at March 31, 2016 and 93.2% at June 30, 2015. The Company’s same-property portfolio was 91.6% leased at June 30, 2016, compared to 91.9% at March 31, 2016 and 93.6% at June 30, 2015.

Balance Sheet

As of June 30, 2016, the Company had $168.0 million available under its revolving credit facility and reported net debt to earnings before interest, taxes, depreciations, and amortization (EBITDA) of 7.4 times.

On April 26, 2016, the Company closed on a $100.0 million seven-year unsecured term loan. The loan provides for delayed draws of the proceeds through October 26, 2016, (with no proceeds drawn at closing). The term loan is priced at LIBOR plus a spread based on the Company’s leverage ratio. The Company also entered into a forward LIBOR swap agreement that results in an effective fixed interest rate of 3.2% beginning November 1, 2016, based on the Company’s leverage ratio at closing.

On August 1, 2016, the Company completed a public offering of 5,750,000 common shares on a forward basis, which is expected to result in approximately $44.2 million of net proceeds, before adjustments for dividends paid and other administrative costs prior to settlement. The Company expects to physically settle the forward sale agreement in full, which settlement is expected to occur on one or more dates no later than approximately 12 months after the date of the related offering.

2016 Guidance

The Company raised the low end of its previously-announced 2016 Operating FFO guidance to a new range of $0.55 to $0.56 per diluted share and updated its NAREIT-defined FFO to a new range of $0.49 to $0.50 per diluted share. The difference between Operating FFO and NAREIT-defined FFO guidance for 2016 is principally attributable to acquisition costs, redevelopment costs and management transition costs.

Quarterly Dividends

The Company will pay a cash dividend of $0.05 per share on the Company's common stock and $0.453125 per share on the Company's 7.25% Series B Cumulative Redeemable Preferred Stock on August 22, 2016, to shareholders of record as of the close of business on August 12, 2016.

Non-GAAP Financial Measures

NAREIT-defined FFO (FFO) is a widely recognized supplemental non-GAAP measure utilized to evaluate the financial performance of a REIT. The Company considers FFO to be an appropriate measure of its financial performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than other depreciable assets. The Company also considers Operating FFO to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition costs, amounts relating to early extinguishment of debt and preferred stock redemption costs, management transition costs and certain redevelopment costs. The Company believes Operating FFO further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items. FFO and Operating FFO should be reviewed with GAAP net income attributable to common shareholders, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. A reconciliation of net income (loss) attributable to common shareholders to FFO and Operating FFO for the three and six months ended June 30, 2016 and 2015 is detailed in the attached schedule.

EBITDA is a widely recognized supplemental non-GAAP financial measure.  The Company computes EBITDA as net income from continuing operations, plus interest expense (including early extinguishment of debt costs), depreciation and amortization, minority interests share of consolidated joint venture EBITDA and discontinued operations. The Company believes EBITDA provides additional information with respect to the Company’s performance and ability to meet its future debt service requirements. The Company also considers Adjusted EBITDA to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition costs, gain on sales, impairment provisions and management transition charges. The Company believes Adjusted EBITDA further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items. EBITDA and Adjusted EBITDA should be reviewed with GAAP net income from continuing operations, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance.

Same-property NOI is a widely recognized supplemental non-GAAP financial measure for REITs.  Properties are included in same-property NOI if they are owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as held for sale. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from same-property NOI. The Company considers same-property NOI useful to investors as it provides an indication of the recurring cash generated by the Company’s properties by excluding certain non-cash revenues and expenses, as well as other infrequent items such as lease termination income which tends to fluctuate more than rents from year to year. Same property NOI should be reviewed with consolidated operating income, the most directly comparable GAAP financial measure.

Supplemental Financial Information Package

The Company has issued “Supplemental Financial Information” for the period ended June 30, 2016. Such information has been filed today as an exhibit to Form 8-K and will also be available on the Company’s website at www.cedarrealtytrust.com.

Investor Conference Call

The Company will host a conference call today, August 4, 2016, at 5:00 PM (ET) to discuss the first quarter results. The conference call can be accessed by dialing (877) 705-6003 or (1) (201) 493-6725 for international participants. A live webcast of the conference call will be available online on the Company’s website at www.cedarrealtytrust.com.

A replay of the call will be available from 8:00 PM (ET) on August 4, 2016, until midnight (ET) on August 18, 2016. The replay dial-in numbers are (877) 870-5176 or (1) (858) 384-5517 for international callers. Please use passcode 13638535 for the telephonic replay. A replay of the Company’s webcast will be available on the Company’s website for a limited time.

About Cedar Realty Trust

Cedar Realty Trust, Inc. is a fully-integrated real estate investment trust which focuses on the ownership and operation of primarily grocery-anchored shopping centers straddling the Washington D.C. to Boston corridor. The Company’s portfolio (excluding properties treated as “held for sale”) comprises 62 properties, with approximately 9.6 million square feet of gross leasable area.

For additional financial and descriptive information on the Company, its operations and its portfolio, please refer to the Company’s website at www.cedarrealtytrust.com.

Forward-Looking Statements

Statements made in this press release that are not strictly historical are "forward-looking" statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance and outcomes to differ materially from those expressed or implied in forward-looking statements. Factors which could cause actual results to differ materially from current expectations include, among others:  adverse general economic conditions in the United States and uncertainty in the credit and retail markets; financing risks, such as the inability to obtain new financing or refinancing on favorable terms as the result of market volatility or instability; risks related to the market for retail space generally, including reductions in consumer spending, variability in retailer demand for leased space, tenant bankruptcies, adverse impact of internet sales demand, ongoing consolidation in the retail sector and changes in economic conditions and consumer confidence; risks endemic to real estate and the real estate industry generally; the impact of the Company's level of indebtedness on operating performance; inability of tenants to meet their rent and other lease obligations; adverse impact of new technology and e-commerce developments on the Company's tenants; competitive risk; risks related to the geographic concentration of the Company's properties in the Washington D.C. to Boston corridor; the effects of natural and other disasters; and the inability of the Company to realize anticipated returns from its redevelopment activities. Please refer to the documents filed by Cedar Realty Trust, Inc. with the SEC, specifically the Company's Annual Report on Form 10-K for the year ended December 31, 2015, as it may be updated or supplemented in the Company's Quarterly Reports on Form 10-Q and the Company's other filings with the SEC, which identify additional risk factors that could cause actual results to differ from those contained in forward-looking statements.

Contact Information:

Cedar Realty Trust, Inc.

Philip R. Mays

Chief Financial Officer

(516) 944-4572

CEDAR REALTY TRUST, INC.

Condensed Consolidated Balance Sheets

	June 30,	December 31,
	2016	2015
ASSETS
Real estate, at cost	$1,594,753,000	$1,550,027,000
Less accumulated depreciation	(319,621,000)	(300,832,000)
Real estate, net	1,275,132,000	1,249,195,000
Real estate held for sale	-	14,402,000
Cash and cash equivalents	2,660,000	2,083,000
Restricted cash	4,099,000	5,592,000
Receivables	17,394,000	17,912,000
Other assets and deferred charges, net	26,749,000	29,196,000
TOTAL ASSETS	$1,326,034,000	$1,318,380,000

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans payable	$303,319,000	$298,089,000
Unsecured revolving credit facility	92,000,000	78,000,000
Unsecured term loans	297,168,000	297,731,000
Accounts payable and accrued liabilities	32,397,000	23,831,000
Unamortized intangible lease liabilities	21,741,000	23,187,000
Total liabilities	746,625,000	720,838,000

Equity:
Preferred stock	190,661,000	190,661,000
Common stock and other shareholders' equity	387,512,000	405,389,000
Noncontrolling interests	1,236,000	1,492,000
Total equity	579,409,000	597,542,000

TOTAL LIABILITIES AND EQUITY	$1,326,034,000	$1,318,380,000

CEDAR REALTY TRUST, INC.

Condensed Consolidated Statements of Operations

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
PROPERTY REVENUES
Rents	$29,897,000	$29,196,000	$59,027,000	$58,158,000
Expense recoveries	7,471,000	7,414,000	16,429,000	17,035,000
Other	504,000	132,000	667,000	184,000
Total property revenues	37,872,000	36,742,000	76,123,000	75,377,000
PROPERTY OPERATING EXPENSES
Operating, maintenance and management	5,636,000	5,657,000	12,791,000	14,001,000
Real estate and other property-related taxes	4,941,000	4,965,000	9,821,000	9,652,000
Total property operating expenses	10,577,000	10,622,000	22,612,000	23,653,000

PROPERTY OPERATING INCOME	27,295,000	26,120,000	53,511,000	51,724,000

OTHER EXPENSES AND INCOME
General and administrative	3,975,000	3,652,000	9,322,000	7,571,000
Acquisition costs	527,000	-	3,124,000	499,000
Depreciation and amortization	10,972,000	9,721,000	20,633,000	19,229,000
Gain on sale	-	-	(59,000)	-
Impairment charges	-	124,000	-	1,233,000
Total other expenses and income	15,474,000	13,497,000	33,020,000	28,532,000

OPERATING INCOME	11,821,000	12,623,000	20,491,000	23,192,000

NON-OPERATING INCOME AND EXPENSES
Interest expense	(7,128,000)	(7,207,000)	(14,133,000)	(14,485,000)
Early extinguishment of debt costs	102,000	-	13,000	(57,000)
Total non-operating income and expense	(7,026,000)	(7,207,000)	(14,120,000)	(14,542,000)

INCOME FROM CONTINUING OPERATIONS	4,795,000	5,416,000	6,371,000	8,650,000

Discontinued operations	-	-	-	165,000

NET INCOME	4,795,000	5,416,000	6,371,000	8,815,000

Attributable to noncontrolling interests	93,000	101,000	180,000	181,000

NET INCOME ATTRIBUTABLE TO CEDAR REALTY TRUST, INC.	4,888,000	5,517,000	6,551,000	8,996,000

Preferred stock dividends	(3,602,000)	(3,602,000)	(7,204,000)	(7,204,000)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$1,286,000	$1,915,000	$(653,000)	$1,792,000

NET INCOME (LOSS) PER COMMON SHARE ATTRIBUTABLE TO COMMON SHAREHOLDERS (BASIC AND DILUTED)
Continuing operations	$0.01	$0.02	$(0.01)	$0.02
Discontinued operations	0.00	0.00	0.00	0.00
	$0.01	$0.02	$(0.01)	$0.02

Weighted average number of common shares - basic and diluted	81,677,000	81,488,000	81,667,000	81,103,000

CEDAR REALTY TRUST, INC.

Supporting Schedules to Consolidated Statements

Balance Sheets	June 30,	December 31,
	2016	2015
Construction in process (included in buildings and improvements)	$8,137,000	$6,146,000

Receivables
Rents and other tenant receivables, net	$2,184,000	$2,439,000
Straight-line rents	15,210,000	15,473,000
	$17,394,000	$17,912,000

Other assets and deferred charges, net
Lease origination costs	$19,149,000	$18,394,000
Revolving credit facility issuance costs	1,902,000	2,288,000
Prepaid expenses	3,698,000	6,104,000
Other	2,000,000	2,410,000
	$26,749,000	$29,196,000

Statements of Operations	Three months ended June 30,		Six months ended June 30,
	2016	2015	2015	2014
Rents
Base rents	$28,902,000	$28,063,000	$57,587,000	$55,855,000
Percentage rent	183,000	210,000	260,000	354,000
Straight-line rents	87,000	93,000	(230,000)	289,000
Amortization of intangible lease liabilities, net	725,000	830,000	1,410,000	1,660,000
	$29,897,000	$29,196,000	$59,027,000	$58,158,000

CEDAR REALTY TRUST, INC.

Funds From Operations and Additional Disclosures

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
Net income (loss) attributable to common shareholders	$1,286,000	$1,915,000	$(653,000)	$1,792,000
Real estate depreciation and amortization	10,930,000	9,657,000	20,548,000	19,084,000
Limited partners' interest	7,000	10,000	-	8,000
Impairment charges	-	124,000	-	1,080,000
Gain on sales	-	-	(59,000)	-
Consolidated minority interests:
Share of loss	(100,000)	(111,000)	(180,000)	(189,000)
Share of FFO	(47,000)	(42,000)	(112,000)	(168,000)
Funds From Operations ("FFO") applicable to diluted common shares	12,076,000	11,553,000	19,544,000	21,607,000
Adjustments for items affecting comparability:
Acquisition costs (a)	527,000	-	3,124,000	499,000
Financing costs (b)	(102,000)	-	(13,000)	57,000
Redevelopment costs (c)	83,000	-	476,000	-
Management transition costs (d)	-	-	1,427,000	-
Operating Funds From Operations ("Operating FFO") applicable to diluted common shares	$12,584,000	$11,553,000	$24,558,000	$22,163,000

FFO per diluted common share:	$0.14	$0.14	$0.23	$0.25

Operating FFO per diluted common share:	$0.15	$0.14	$0.29	$0.26

Weighted average number of diluted common shares:
Common shares	85,342,000	85,022,000	85,278,000	84,662,000
OP Units	352,000	393,000	352,000	393,000
	85,694,000	85,415,000	85,630,000	85,055,000

Additional Disclosures (Pro-Rata Share):
Straight-line rents	$89,000	$92,000	$(225,000)	$290,000
Amortization of intangible lease liabilities	699,000	804,000	1,358,000	1,608,000
Non-real estate amortization	432,000	466,000	868,000	968,000
Share-based compensation, net	830,000	901,000	1,340,000	1,705,000
Maintenance capital expenditures (e)	418,000	472,000	819,000	784,000
Lease related expenditures (f)	1,019,000	666,000	1,687,000	1,174,000
Development and redevelopment capital expenditures	1,724,000	1,791,000	3,212,000	2,950,000
Capitalized interest and financing costs	177,000	81,000	348,000	244,000

(a)	Represents costs directly associated with acquiring a property that are expensed pursuant to GAAP such as transfer taxes, brokerage fees and legal expenses.
(b)	Represents extinguishment of debt costs.
(c)	Includes redevelopment project costs expensed pursuant to GAAP such as certain demolition and lease termination costs.
(d)	Costs associated with hiring a new Chief Operating Officer and estimated expenses related to termination of prior Chief Operating Officer.
(e)	Consists of payments for building and site improvements.
(f)	Consists of payments for tenant improvements and leasing commissions.

CEDAR REALTY TRUST, INC.

Earnings Before Interest, Taxes, Depreciation and Amortization

	Three months ended June 30,				Six months ended June 30,
	2016		2015		2016		2015
EBITDA Calculation
Income from continuing operations	$4,795,000		$5,416,000		$6,371,000		$8,650,000
Add (deduct):
Interest expense (including early extinguishment of debt costs)	7,026,000		7,207,000		14,120,000		14,542,000
Depreciation and amortization	10,972,000		9,721,000		20,633,000		19,229,000
Minority interests share of consolidated joint venture EBITDA	(306,000)		(301,000)		(630,000)		(743,000)
Discontinued operations	-		-		-		12,000
EBITDA	22,487,000		22,043,000		40,494,000		41,690,000
Adjustments for items affecting comparability:
Acquisition costs	527,000		-		3,124,000		499,000
Redevelopment costs (a)	83,000		-		476,000		-
Management transition costs	-		-		1,427,000		-
Gain on sales	-		-		(59,000)		-
Impairment charges	-		124,000		-		1,233,000
Adjusted EBITDA	$23,097,000		$22,167,000		$45,462,000		$43,422,000

Pro-rata share of net debt (b)
Pro-rata share of debt	$676,207,000		$634,821,000		$676,207,000		$634,821,000
Pro-rata share of debt issuance costs	3,859,000		$3,381,000		$3,859,000		$3,381,000
Pro-rata share of unrestricted cash and cash equivalents	(2,563,000)		(8,279,000)		(2,563,000)		(8,279,000)
	$677,503,000		$629,923,000		$677,503,000		$629,923,000

Pro-rata fixed charges (b)
Interest expense (c)	$6,637,000		$6,616,000		$13,143,000		$13,305,000
Preferred stock dividends	3,602,000		3,602,000		7,204,000		7,204,000
Scheduled mortgage repayments	1,119,000		1,473,000		2,454,000		3,014,000
	$11,358,000		$11,691,000		$22,801,000		$23,523,000

Debt and Coverage Ratios
Net debt to Adjusted EBITDA (d)	7.4	x	7.1	x	7.5	x	7.2	x
Interest coverage ratio (based on Adjusted EBITDA)	3.5	x	3.4	x	3.5	x	3.3	x
Fixed charge coverage ratio (based on Adjusted EBITDA)	2.0	x	1.9	x	2.0	x	1.8	x

(a)	Includes redevelopment project costs expensed pursuant to GAAP such as certain demolition and lease termination costs.
(b)	Includes properties "held for sale".
(c)	Excludes early extinguishment of debt costs.
(d)

For the purposes of this computation, this ratio has been adjusted to include the annualized results of properties acquired, and to exclude, where applicable, (i) the results and debt related to properties sold, and (ii) lease termination income.

CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt

As of June 30, 2016

	Maturity	Interest
Property	Date	Rate	Amounts
Fixed-rate mortgages:
Carman's Plaza	Oct 2016	6.2%	$33,500,000	(a)
Hamburg Square	Oct 2016	6.1%	4,569,000	(a)
Meadows Marketplace	Nov 2016	5.6%	9,107,000	(a)
San Souci Plaza (b)	Dec 2016	6.2%	27,200,000	(a)
Camp Hill	Jan 2017	5.5%	60,993,000	(a)
Golden Triangle	Feb 2018	6.0%	18,711,000
Swede Square	Nov 2020	5.5%	9,742,000
Colonial Commons	Feb 2021	5.5%	25,438,000
Shoppes at Arts District	Apr 2022	5.2%	8,451,000
East River Park	Sep 2022	3.9%	20,158,000
The Point	Nov 2022	4.5%	28,224,000
Franklin Village Plaza	Jun 2026	3.9%	50,000,000
Metro Square	Nov 2029	7.5%	7,566,000
Total fixed-rate mortgages	weighted average	5.2%	303,659,000

Unsecured debt:
Variable-rate (c):
Revolving credit facility (d)	Feb 2019	1.8%	92,000,000
Term loan	Feb 2020	1.8%	50,000,000

Fixed-rate (e):
Term loan	Feb 2019	2.9%	75,000,000
Term loan	Feb 2020	2.8%	50,000,000
Term loan	Feb 2021	4.0%	75,000,000
Term loan	Feb 2022	3.3%	50,000,000
Total unsecured debt	weighted average	2.7%	392,000,000

Unamortized premium			727,000
Unamortized mortgage and term loan issuance costs			(3,899,000)

Total debt	weighted average	3.8%	$692,487,000

Pro-rata share of total debt reconciliation:
Total debt			$692,487,000
Less pro-rata share attributable to joint venture minority interest			(16,280,000)
Pro-rata share of total debt			$676,207,000

Fixed to variable rate debt ratio:
Fixed-rate debt		79.1%	$534,761,000
Variable-rate debt		20.9%	141,446,000
		100.0%	$676,207,000

(a)

These mortgages will primarily be refinanced with a $100 million seven-year unsecured term loan, which closed on April 26, 2016. Proceeds from the term loan can be drawn at any time prior to October 26, 2016.

(b)	The Company has a 40% ownership interest in this joint venture.
(c)	For variable-rate debt, rate in effect as of June 30, 2016.
(d)	Subject to a one-year extension at the Company's option.
(e)

The interest rates on these term loans consist of LIBOR plus a credit spread based on the Company's leverage ratio, for which the Company has interest rate swaps which convert the LIBOR rates to fixed rates. Accordingly, these term loans are presented as fixed-rate debt.

CEDAR REALTY TRUST, INC.

Summary of Debt Maturities

As of June 30, 2016

	Secured Debt			Unsecured Debt
	Scheduled	Balloon		Revolving		Term
Year	Amortization	Payments		Credit Facility		Loans	Total
2016	$2,474,000	$74,272,000	(a)	$-		$-	$76,746,000
2017	3,860,000	60,478,000	(a)	-		-	64,338,000
2018	3,616,000	18,007,000		-		-	21,623,000
2019	3,754,000	-		92,000,000	(b)	75,000,000	170,754,000
2020	3,910,000	8,849,000		-		100,000,000	112,759,000
2021	3,253,000	22,367,000		-		75,000,000	100,620,000
2022	2,799,000	47,597,000		-		50,000,000	100,396,000
Thereafter	8,760,000	39,663,000		-		-	48,423,000
	$32,426,000	$271,233,000		$92,000,000		$300,000,000	695,659,000
Unamortized premium							727,000
Unamortized mortgage and term loan issuance costs							(3,899,000)
							$692,487,000

(a)

These mortgages will primarily be refinanced with a $100 million seven-year unsecured term loan, which closed on April 26, 2016. Proceeds from the term loan can be drawn at any time prior to October 26, 2016.

(b)	The revolving credit facility is subject to a one-year extension at the Company's option.

CEDAR REALTY TRUST, INC.

Real Estate Summary

As of June 30, 2016

				Average
	Year		Percent	base rent per	Major Tenants (a)
Property Description	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Connecticut
Big Y Shopping Center	2013	101,105	100.0%	$22.87	Big Y	63,817
Brickyard Plaza	2004	227,568	85.2%	8.72	Home Depot	103,003
					Kohl's	58,966
					Michaels	21,429
Groton Shopping Center	2007	121,825	76.6%	12.26	TJ Maxx	30,000
					Goodwill	21,306
Jordan Lane	2005	177,504	99.2%	11.45	Stop & Shop	60,632
					Fallas	39,280
					Cardio Fitness	20,283
New London Mall	2009	259,566	94.4%	14.90	Shop Rite	64,017
					Marshalls	30,627
					Home Goods	25,432
					Petsmart	23,500
					A.C. Moore	20,932
Oakland Commons	2007	90,100	100.0%	6.37	Walmart	54,911
					Bristol Ten Pin	35,189
Southington Center	2003	155,842	98.5%	7.38	Walmart	95,482
					NAMCO	20,000
Total Connecticut		1,133,510	92.9%	11.89

Maryland / Washington DC
East River Park	2015	150,107	93.2%	21.19	Safeway	40,000
					District of Columbia	34,400
Metro Square	2008	71,896	100.0%	19.96	Shoppers Food Warehouse	58,668
Oakland Mills	2005	58,224	100.0%	14.21	Weis Markets	43,470
San Souci Plaza (b)	2009	264,134	79.4%	10.71	Shoppers Food Warehouse	61,466
					Marshalls	27,000
					Maximum Health and Fitness	15,612
Shoppes at Arts District	2016	35,676	100.0%	35.17	Busboys and Poets	9,889
					Yes! Organic Market	7,169
Valley Plaza	2003	190,939	95.8%	5.60	K-Mart	95,810
					Ollie's Bargain Outlet	41,888
					Tractor Supply	32,095
Yorktowne Plaza	2007	158,982	89.3%	13.12	Food Lion	37,692
Total Maryland / Washington DC		929,958	90.4%	13.82

Massachusetts
Fieldstone Marketplace	2005/2012	193,970	94.0%	8.99	Shaw's	68,000
					Flagship Cinema	41,975
					New Bedford Wine and Spirits	15,180
Franklin Village Plaza	2004/2012	303,096	88.9%	21.37	Stop & Shop	75,000
					Marshalls	26,890
					Team Fitness	15,807
Kings Plaza	2007	168,243	95.2%	6.85	Work Out World	42,997
					Fallas	28,504
					Ocean State Job Lot	20,300
					Savers	19,339
Norwood Shopping Center	2006	102,459	100.0%	9.79	Big Y	42,598
					Planet Fitness	18,830
					Dollar Tree	16,798
The Shops at Suffolk Downs	2005	121,320	100.0%	14.14	Stop & Shop	74,977
Timpany Plaza	2007	183,775	92.7%	7.55	Tops	59,947
					Big Lots	28,027
					Gardner Theater	27,576
Webster Plaza	2007	101,824	42.5%	14.42	Aubuchon Hardware	11,825
West Bridgewater Plaza	2007	133,039	100.0%	8.75	Shaw's	57,315
					Pump N Jump	25,000
					Planet Fitness	15,000
Total Massachusetts		1,307,726	90.4%	12.08

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of June 30, 2016

				Average
	Year		Percent	base rent per	Major Tenants (a)
Property Description	acquired	GLA	occupied	leased sq. ft.	Name	GLA
New Jersey
Carll's Corner	2007	129,582	88.7%	8.93	Acme Markets	55,000
					Peebles	18,858
Glenwood Village	2016	63,844	86.7%	18.72	Super Foodtown	28,505
Pine Grove Plaza	2003	86,089	91.9%	11.17	Peebles	24,963
Washington Center Shoppes	2001	157,394	93.1%	9.75	Acme Markets	66,046
					Planet Fitness	20,742
Total New Jersey		436,909	90.6%	11.05

New York
Carman's Plaza	2007	193,736	52.1%	20.16	Home Goods	25,806
					Department of Motor Vehicle	19,310

Pennsylvania
Academy Plaza	2001	137,415	87.9%	14.51	Acme Markets	50,918
Camp Hill	2002	464,765	98.2%	14.82	Boscov's	159,040
					Giant Foods	92,939
					LA Fitness	45,000
					Orthopedic Inst of PA	40,904
					Barnes & Noble	24,908
					Staples	20,000
Colonial Commons	2011	461,914	96.8%	14.44	Giant Foods	67,815
					Dick's Sporting Goods	56,000
					LA Fitness	41,325
					Home Goods	31,436
					Ross Dress For Less	30,000
					Marshalls	27,000
					JoAnn Fabrics	25,500
					David's Furniture	24,970
					Office Max	23,500
					Old Navy	15,500
Crossroads II (c)	2008	133,717	93.9%	20.19	Giant Foods	78,815
Fairview Commons	2007	52,964	68.1%	10.78	Grocery Outlet	16,650
Fort Washington Center	2002	41,000	100.0%	21.83	LA Fitness	41,000
Gold Star Plaza	2006	71,720	97.8%	9.07	Redner's	48,920
Golden Triangle	2003	202,943	94.6%	13.48	LA Fitness	44,796
					Marshalls	30,000
					Staples	24,060
					Just Cabinets	18,665
					Aldi	15,242
Halifax Plaza	2003	51,510	100.0%	12.87	Giant Foods	32,000
Hamburg Square	2004	99,580	86.9%	6.44	Redner's	56,780
					Peebles	19,683
Lawndale Plaza	2015	93,040	100.0%	18.33	Shop Rite	63,342
Maxatawny Marketplace	2011	59,939	100.0%	12.35	Giant Foods	53,914
Meadows Marketplace	2004/2012	91,518	96.5%	15.52	Giant Foods	67,907
Mechanicsburg Center	2005	51,500	100.0%	22.57	Giant Foods	51,500
Newport Plaza	2003	64,489	100.0%	12.60	Giant Foods	43,400
Northside Commons	2008	69,136	100.0%	10.11	Redner's	53,019
Palmyra Shopping Center	2005	111,051	89.9%	7.37	Weis Markets	46,912
					Goodwill	18,104
Port Richmond Village	2001	154,908	80.8%	14.47	Thriftway	40,000
					Pep Boys	20,615
Quartermaster Plaza	2014	456,602	92.4%	14.35	Home Depot	150,000
					BJ's Wholesale Club	117,718
					Planet Fitness	23,146
					Staples	20,388
					Petsmart	19,089

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of June 30, 2016

				Average
	Year		Percent	base rent per	Major Tenants (a)
Property Description	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Pennsylvania (continued)
River View Plaza	2003	236,734	84.8%	20.13	United Artists	77,700
					Avalon Carpet	25,000
					Pep Boys	22,000
					Staples	18,000
South Philadelphia	2003	283,415	74.9%	14.72	Shop Rite	54,388
					Ross Dress For Less	31,349
					LA Fitness	31,000
					Modell's	20,000
Swede Square	2003	100,816	95.5%	18.06	LA Fitness	37,200
The Commons	2004	203,426	66.1%	11.02	Bon-Ton	54,500
					TJ Maxx	24,404
The Point	2000	268,037	96.0%	12.76	Burlington Coat Factory	76,665
					Giant Foods	76,627
					A.C. Moore	24,890
					Staples	24,000
Trexler Mall	2005	337,297	96.4%	9.83	Kohl's	88,248
					Bon-Ton	62,000
					Lehigh Wellness Partners	33,227
					Oxyfit Gym	28,870
					Marshalls	28,488
					Home Goods	28,181
Trexlertown Plaza	2006	319,529	73.0%	13.63	Giant Foods	78,335
					Hobby Lobby	57,512
					Big Lots	33,824
					Tractor Supply	19,097
Upland Square	2007	399,948	93.9%	18.14	Giant Foods	78,900
					Carmike Cinema	45,276
					LA Fitness	42,000
					Best Buy	30,000
					TJ Maxx	25,000
					Bed, Bath & Beyond	24,721
					A.C. Moore	21,600
					Staples	18,336
Total Pennsylvania		5,018,913	90.4%	14.37

Virginia
Coliseum Marketplace	2005	106,648	100.0%	16.81	Farm Fresh	57,662
					Michaels	23,981
Elmhurst Square	2006	66,250	87.1%	9.78	Food Lion	38,272
Fredericksburg Way	2005	63,000	100.0%	19.58	Ukrop's Supermarket	63,000
General Booth Plaza	2005	71,639	96.6%	14.01	Farm Fresh	53,758
Glen Allen Shopping Center	2005	63,328	100.0%	7.14	Publix	63,328
Kempsville Crossing	2005	79,512	92.7%	11.35	Walmart	41,975
					Farm Fresh	16,938
Oak Ridge Shopping Center	2006	38,700	92.2%	10.79	Food Lion	33,000
Suffolk Plaza	2005	67,216	100.0%	9.90	Farm Fresh	67,216
Total Virginia		556,293	96.5%	12.86

Total (91.2% leased at June 30, 2016)		9,577,045	90.3%	$13.52

(a)	Major tenants are determined as tenants with 15,000 or more sq. ft. of GLA, tenants at single-tenant properties, or the largest tenants at a property, based on GLA.
(b)	The Company has a 40% ownership interest in this joint venture.
(c)

Although the ownership percentage for this joint venture is 60%, the Company has included 100% of this joint venture's debt and results of operations in its pro-rata calculations, based on partnership earnings promotes, loan guaranties, and/or other terms of the related joint venture agreement.

CEDAR REALTY TRUST, INC.

Leasing Activity (a)

						Tenant	Average
	Leases	Square	New Rent	Prior Rent	Cash Basis	Improvements	Lease
	Signed	Feet	Per. Sq. Ft (a)	Per. Sq. Ft (b)	% Change	Per. Sq. Ft (c)	Term (Yrs)
Total Comparable Leases
2nd Quarter 2016	30	131,600	$15.65	$14.52	8.4%	$1.73	4.9
1st Quarter 2016	60	319,400	$13.52	$12.44	8.7%	$1.43	4.1
4th Quarter 2015	31	385,300	$11.99	$10.69	12.1%	$3.63	4.4
3rd Quarter 2015	26	150,600	$14.12	$13.04	8.2%	$4.06	5.5
Total	147	986,900	$13.30	$12.13	9.7%	$2.73	4.5

New Leases - Comparable
2nd Quarter 2016	5	13,400	$12.44	$9.95	24.9%	$16.95	5.8
1st Quarter 2016	7	20,500	$14.24	$14.40	-1.1%	$22.28	6.0
4th Quarter 2015	6	46,300	$14.38	$13.41	7.3%	$30.24	4.6
3rd Quarter 2015	6	35,100	$12.93	$12.24	5.6%	$17.42	8.8
Total	24	115,300	$13.69	$12.83	6.7%	$23.38	6.2

Renewals - Comparable
2nd Quarter 2016	25	118,200	$16.01	$15.04	6.5%	$0.00	4.7
1st Quarter 2016	53	298,900	$13.47	$12.30	9.5%	$0.00	4.0
4th Quarter 2015	25	339,000	$11.66	$10.32	13.0%	$0.00	4.4
3rd Quarter 2015	20	115,500	$14.48	$13.29	9.0%	$0.00	4.5
Total	123	871,600	$13.25	$12.03	10.1%	$0.00	4.3

Total Comparable and Non-Comparable
2nd Quarter 2016	33	137,800	$16.39	N/A	N/A	$1.65	5.1
1st Quarter 2016	64	345,900	$13.56	N/A	N/A	$1.62	4.5
4th Quarter 2015	33	410,600	$12.06	N/A	N/A	$5.08	5.3
3rd Quarter 2015	27	154,100	$14.54	N/A	N/A	$3.97	5.6
Total	157	1,048,400	$13.49	N/A	N/A	$3.32	5.0

(a)	Leases on this schedule represent retail activity only; office leases are not included.
(b)

New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.

(c)	Includes tenant allowance and landlord work. Excludes first generation space.
(d)	For spaces vacant less than 12 months, the results for the trailing four quarters are as follows:

	Leases	Square	Cash Basis
	Signed	Feet	% Change
Total Comparable Leases	136	933,100	11.1%
New Leases - Comparable	13	61,500	25.2%

CEDAR REALTY TRUST, INC.

Tenant Concentration (Based on Annualized Base Rent)

As of June 30, 2016

	Number				Annualized	Percentage
	of			Annualized	base rent	annualized
Tenant	stores	GLA	% of GLA	base rent	per sq. ft.	base rents
Top twenty tenants (a):
Giant Foods	11	722,000	7.5%	$11,488,000	$15.91	9.8%
LA Fitness	7	282,000	2.9%	4,859,000	17.23	4.2%
Shop Rite	3	182,000	1.9%	2,945,000	16.18	2.5%
Stop & Shop	3	211,000	2.2%	2,786,000	13.20	2.4%
Dollar Tree	22	224,000	2.3%	2,377,000	10.61	2.0%
Farm Fresh	4	196,000	2.0%	2,264,000	11.55	1.9%
Home Depot	2	253,000	2.6%	2,101,000	8.30	1.8%
Staples	6	125,000	1.3%	2,040,000	16.32	1.7%
Big Y	2	106,000	1.1%	1,926,000	18.17	1.6%
BJ's Wholesale Club	1	118,000	1.2%	1,683,000	14.26	1.4%
Marshalls	6	170,000	1.8%	1,465,000	8.62	1.3%
United Artist	1	78,000	0.8%	1,454,000	18.64	1.2%
Shaw's	2	125,000	1.3%	1,431,000	11.45	1.2%
Shoppers Food Warehouse	2	120,000	1.3%	1,267,000	10.56	1.1%
Ukrop's Supermarket	1	63,000	0.7%	1,233,000	19.57	1.1%
Walmart	3	192,000	2.0%	1,193,000	6.21	1.0%
Redners	3	159,000	1.7%	1,155,000	7.26	1.0%
Kohl's	2	147,000	1.5%	1,113,000	7.57	1.0%
Carmike Cinema	1	45,000	0.5%	1,034,000	22.98	0.9%
Planet Fitness	4	78,000	0.8%	954,000	12.23	0.8%
Sub-total top twenty tenants	86	3,596,000	37.5%	46,768,000	13.01	40.0%
Remaining tenants	805	5,049,000	52.7%	70,153,000	13.89	60.0%
Sub-total all tenants (b)	891	8,645,000	90.3%	$116,921,000	$13.52	100.0%
Vacant space	N/A	932,000	9.7%
Total	891	9,577,000	100.0%

(a)	Several of the tenants listed above share common ownership with other tenants:

(1) Giant Foods, Stop & Shop, and Food Lion (GLA of 109,000; annualized base rent of $814,000), (2) Farm Fresh and Shoppers Food Warehouse, (3) Dollar Tree and Family Dollar (GLA of 37,000; annualized base rent of $396,000), (4) Marshalls, Home Goods and TJ Maxx (GLA of 79,000; annualized base rent of $764,000), and (5) Shaw's and Acme Markets (GLA of 172,000; annualized base rent of $794,000).

(b)	Comprised of large tenants (15,000 or more GLA) and small tenants as follows:

		Percentage		Annualized	Percentage
	Occupied	of occupied	Annualized	base rent	annualized
	GLA	GLA	base rent	per sq. ft.	base rents
Large tenants	5,989,000	69.3%	$66,347,000	$11.08	56.7%
Small tenants	2,656,000	30.7%	50,574,000	19.04	43.3%
Total	8,645,000	100.0%	$116,921,000	$13.52	100.0%

CEDAR REALTY TRUST, INC.

Lease Expirations

As of June 30, 2016

					Annualized	Percentage
	Number		Percentage	Annualized	expiring	of annualized
Year of lease	of leases	GLA	of GLA	expiring	base rents	expiring
expiration	expiring	expiring	expiring	base rents	per sq. ft.	base rents
Month-To-Month	62	236,000	2.7%	$3,552,000	$15.05	3.0%
2016	47	189,000	2.2%	2,844,000	15.05	2.4%
2017	131	945,000	10.9%	12,804,000	13.55	11.0%
2018	120	979,000	11.3%	14,160,000	14.46	12.1%
2019	118	889,000	10.3%	11,328,000	12.74	9.7%
2020	127	1,602,000	18.5%	19,536,000	12.19	16.7%
2021	106	982,000	11.4%	13,920,000	14.18	11.9%
2022	41	283,000	3.3%	4,176,000	14.76	3.6%
2023	19	156,000	1.8%	1,572,000	10.08	1.3%
2024	30	581,000	6.7%	7,716,000	13.28	6.6%
2025	31	523,000	6.0%	7,548,000	14.43	6.5%
2026	25	204,000	2.4%	3,228,000	15.82	2.8%
Thereafter	34	1,076,000	12.4%	14,537,000	13.50	12.4%
All tenants	891	8,645,000	100.0%	$116,921,000	$13.52	100.0%
Vacant space	N/A	932,000	N/A
Total portfolio	891	9,577,000	N/A

CEDAR REALTY TRUST, INC.

Same-Property Net Operating Income ("Same-property NOI")

Same-Property NOI (a)

	Three months ended June 30,
	2016	2015
Base Rents	$25,954,000	$25,744,000
Expense Recoveries	6,540,000	6,452,000
Total Revenues	32,494,000	32,196,000
Operating expenses	9,011,000	9,049,000
NOI	$23,483,000	$23,147,000

Occupied	91.1%	92.5%
Leased	91.6%	93.6%
Average base rent	$13.49	$13.20
Number of same properties	55	55
NOI growth	1.5%

	Six months ended June 30,
	2016	2015
Base Rents	$50,968,000	$50,664,000
Expense Recoveries	14,415,000	15,144,000
Total Revenues	65,383,000	65,808,000
Operating expenses	19,258,000	20,351,000
NOI	$46,125,000	$45,457,000

Occupied	91.0%	92.5%
Leased	91.5%	93.5%
Average base rent	$13.43	$13.14
Number of same properties	54	54
NOI growth	1.5%

(a)

Same-property NOI includes properties that were owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as "held for sale". Same-property NOI (i) excludes non-cash revenues such as straight-line rent adjustments and amortization of intangible lease liabilities, (ii) reflects internal management fees charged to properties, and (iii) excludes infrequent items, such as lease termination fee income.

CEDAR REALTY TRUST, INC.

2016 Acquisitions and Dispositions

			Date	Purchase
Acquisitions	Location	GLA	Acquired	Price
Shoppes at Arts District	Hyattsville, MD	35,676	2/25/2016	$20,500,000
Glenwood Village	Bloomfield, NJ	63,844	5/4/2016	19,526,000
				$40,026,000

			Date	Sales
Disposition	Location	GLA	Sold	Price
Liberty Marketplace	Dubois, PA	68,200	2/11/2016	$15,000,000

CEDAR REALTY TRUST, INC.

Non-GAAP Financial Disclosures

Funds From Operations (“FFO”) and Operating Funds From Operations (“Operating FFO”)

FFO is a widely recognized supplemental non-GAAP measure utilized to evaluate the financial performance of a REIT. The Company presents FFO in accordance with the definition adopted by the National Association of Real Estate Investments Trusts (“NAREIT”). NAREIT generally defines FFO as net income attributable to common shareholders (determined in accordance with GAAP), excluding gains (losses) from sales of real estate properties, impairment provisions on real estate properties, plus real estate related depreciation and amortization, and adjustments for partnerships and joint ventures to reflect FFO on the same basis. The Company considers FFO to be an appropriate measure of its financial performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than other depreciable assets.

The Company also considers Operating FFO to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition costs, amounts relating to early extinguishment of debt and preferred stock redemption costs, management transition costs and certain redevelopment costs. The Company believes Operating FFO further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items.

FFO and Operating FFO should be reviewed with GAAP net income attributable to common shareholders, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. FFO and Operating FFO do not represent cash generated from operating activities and should not be considered as an alternative to net income attributable to common shareholders or to cash flow from operating activities. The Company’s computations of FFO and Operating FFO may differ from the computations utilized by other REITs and, accordingly, may not be comparable to such REITs.

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA

EBITDA is a widely recognized supplemental non-GAAP financial measure.  The Company computes EBITDA as net income from continuing operations, plus interest expense (including early extinguishment of debt costs), depreciation and amortization, minority interests share of consolidated joint venture EBITDA and discontinued operations. The Company believes EBITDA provides additional information with respect to the Company’s performance and ability to meet its future debt service requirements.

The Company also considers Adjusted EBITDA to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition costs, gain on sales, impairment provisions and management transition charges. The Company believes Adjusted EBITDA further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items.

EBITDA and Adjusted EBITDA should be reviewed with GAAP net income from continuing operations, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. EBITDA and Adjusted EBITDA do not represent cash generated from operating activities and should not be considered as an alternative to income from continuing operations or to cash flow from operating activities. The Company’s computations of EBITDA and Adjusted EBITDA may differ from the computations utilized by other companies and, accordingly, may not be comparable to such companies.

Same-Property Net Operating Income (“Same-Property NOI”)

Same-property NOI is a widely recognized supplemental non-GAAP financial measure for REITs. Properties are included in same-property NOI if they are owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as held for sale. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from same-property NOI. The Company considers same-property NOI useful to investors as it provides an indication of the recurring cash generated by the Company’s properties by excluding certain non-cash revenues and expenses, as well as other infrequent items such as lease termination income which tends to fluctuate more than rents from year to year.

Same-property NOI should be reviewed with consolidated operating income, the most directly comparable GAAP financial measure. Same-property NOI should not be considered as an alternative to consolidated operating income prepared in accordance with GAAP or as a measure of liquidity. The Company’s computations of same-property NOI may differ from the computations utilized by other REITs and, accordingly, may not be comparable to such REITs.